Exhibit 99.1

Avanir Pharmaceuticals Reports Fiscal 2013 Fourth Quarter Financial and

Year-End Business Results

ALISO VIEJO, Calif., December 10, 2013—Avanir Pharmaceuticals, Inc. (NASDAQ: AVNR) today reported financial results for the three and twelve-months ended September 30, 2013.

Quarterly Financial Highlights

•	Total company net revenues of $21.7 million

•	Gross and net NUEDEXTA® sales increased to $27.7 million and $20.2 million respectively

•	Cash, cash equivalents, and restricted investments of $57.5 million as of September 30, 2013

“2013 has been a break-out year for Avanir,” said Keith A. Katkin, president and CEO of Avanir. “We have achieved a number of important and transformational milestones. In addition to robust growth of NUEDEXTA for PBA we formed a co-promote partnership with Merck which will leverage our commercial leadership in the institutional setting. We also in-licensed a new investigational migraine treatment, gained European approval for NUEDEXTA and initiated a new phase II study of AVP-923 exploring its potential application in levadopa-induced dyskinesias in Parkinson’s disease.

Fiscal 2013 Fourth Quarter Results

•	Total net revenues for the quarter ended September 30, 2013 were $21.7 million, compared with $13.5 million for the comparable quarter in fiscal 2012, representing approximately 61% year-over-year growth. Total net revenues consist of NUEDEXTA net revenue and royalty revenue from Abreva®.

•	Total operating expenses were $36.2 million in the fourth quarter of fiscal 2013, excluding a one-time payment of $20.0 million related to AVP-825, compared with $24.2 million in the comparable period in fiscal 2012.

•	Cash used in operations was $10.1 million, excluding a one-time payment of $20.0 million related to AVP-825.

•	Net loss for the quarter ended September 30, 2013 was $15.4 million, or $0.10 per share, excluding a one-time payment of $20.0 million related to AVP-825, compared with a net loss of $11.7 million, or $0.09 per share, for the same period in fiscal 2012.

Fiscal 2013 Twelve-Month Results

•	Total net revenues for fiscal 2013 were $75.4 million, compared with $41.3 million for fiscal 2012, representing 83% year-over-year growth.

•	Total operating expenses for fiscal 2013 were $126.8 million, excluding a one-time payment of $20.0 million related to AVP-825, compared to $99.7 million for fiscal 2012.

•	Cash used in operations for fiscal 2013 was $45.4 million, excluding the one-time payment of $20.0 million related to AVP-825.

•	Net loss for fiscal 2013 was $55.5 million, or $0.39 per share, excluding a one-time payment of $20.0 million related to AVP-825, compared with a net loss of $59.7 million, or $0.45 per share for fiscal 2012.

Cash, Cash Equivalents & Marketable Securities

As of September 30, 2013 Avanir had cash, cash equivalents and restricted investments totaling $57.5 million, including cash and cash equivalents of $55.3 million.

Quarter and Recent Business Highlights

•	Achieved 12% unit growth of NUEDEXTA representing the tenth consecutive quarter of double-digit growth.

•	Entered into an exclusive North American license agreement with Optinose AS, for the development and commercialization of a novel Breath Powered™ intranasal delivery system containing low-dose sumatriptan powder to treat acute migraine. If approved, this product would be the first and only fast-acting, dry-powder nasal delivery form of sumatriptan.

•	Entered into a multi-year agreement with Merck, known as MSD outside the United States and Canada, to co-promote Merck’s type 2 diabetes therapies JANUVIA® (sitagliptin) and the sitagliptin family of products in the long-term care institutional setting in the United States.

•	Enrolled the first patient in study AVR-133. The study is a proof of concept, Phase II clinical trial investigating the use of AVP-923 for the treatment of levodopa induced dyskinesia (LID) in patients with Parkinson’s disease (PD).

Note to Investors: As previously announced, Avanir will hold a conference call to discuss fiscal 2013 fourth quarter financial results today, December 10, 2013, beginning at 1:30 p.m. Pacific Time. You can listen to this call by dialing 1-800 901-5213 for domestic callers or +1-617 786-2962 for international callers, and entering passcode 80893873. Those interested in listening to the conference call live via the internet may do so by visiting http://ir.avanir.com.

Note Regarding Non-GAAP Financial Information

This press release contains unaudited financial information under both U.S. generally accepted accounting principles (GAAP) basis and Non-GAAP basis. This Non-GAAP financial measure excludes certain non-routine transaction expenses to reflect an additional way of viewing aspects of our operations that, when viewed with the GAAP results and the reconciliations to the corresponding GAAP financial measure, provide a more complete understanding of our financial information and the factors and trends affecting our business. However, these Non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measure calculated in accordance with GAAP. We use our Non-GAAP financial measures internally to better understand and evaluate our business, prepare annual budgets, and in measuring performance.

Non-GAAP financial measures contained in this press release reflects adjustments based on the following items:

GAAP Reconciliation (in millions)

Fiscal 2013 Fourth Quarter Results
Total operating expenses (GAAP)	$56.2
AVP-825 license payment	(20.0)

Total operating expenses (Non-GAAP)	$36.2

Cash used in operations (GAAP)	$30.1
AVP-825 license payment	(20.0)

Cash used in operations (Non-GAAP)	$10.1

Net loss (GAAP)	$35.4
AVP-825 license payment	(20.0)

Net loss (Non-GAAP)	$15.4

Basic and diluted net loss per share (GAAP)	$(0.24)
Less: Impact on net loss per share from
AVP-825 license payment	0.14

Basic and diluted net loss per share (Non-GAAP)	$(0.10)

GAAP Reconciliation (in millions)

Fiscal 2013 Twelve-Month Results:
Total operating expenses (GAAP)	$146.8
AVP-825 license payment	(20.0)

Total operating expenses (Non-GAAP)	$126.8

Cash used in operations (GAAP)	$65.4
AVP-825 license payment	(20.0)

Cash used in operations (Non-GAAP)	$45.4

Net loss (GAAP)	$75.5
AVP-825 license payment	(20.0)

Net loss (Non-GAAP)	$55.5

Basic and diluted net loss per share (GAAP)	$(0.53)
Less: Impact on net loss per share from
AVP-825 license payment	0.14

Basic and diluted net loss per share (Non-GAAP)	$(0.39)

About AVP-825

AVP-825 is an investigational drug-device combination product consisting of low-dose sumatriptan powder delivered intranasally utilizing a novel breath-powered delivery technology. If approved, AVP-825 would be the first and only fast-acting, dry-powder intranasal form of sumatriptan for the treatment of migraine.

About AVP-923

AVP-923 is a combination of two well-characterized compounds, the active CNS ingredient dextromethorphan hydrobromide (an uncompetitive NMDA receptor antagonist and sigma-1 receptor agonist) plus low-dose quinidine sulfate (a CYP2D6 enzyme inhibitor), which serves to increase the bioavailability of dextromethorphan. Several dose strengths of AVP-923 are being studied in multiple ongoing clinical trials including agitation in Alzheimer’s disease, and levodopa-induced dyskinesia in Parkinson’s disease. AVP-923 at the 20/10 mg dose strength is approved by the FDA for the treatment of pseudobulbar affect (PBA) and marketed under the trade name NUEDEXTA® (see description below). AVP-923 is an investigational drug not approved by the FDA for any uses other than PBA.

About NUEDEXTA

NUEDEXTA is an innovative combination of two well-characterized components; dextromethorphan hydrobromide (20 mg), the ingredient active in the central nervous system, and quinidine sulfate (10 mg), a metabolic inhibitor enabling therapeutic dextromethorphan concentrations. NUEDEXTA acts on sigma-1 and NMDA receptors in the brain, although the mechanism by which NUEDEXTA exerts therapeutic effects in patients with PBA is unknown.

NUEDEXTA Important Safety Information

NUEDEXTA is indicated for the treatment of pseudobulbar affect (PBA). PBA occurs secondary to a variety of otherwise unrelated neurological conditions, and is characterized by involuntary, sudden, and frequent episodes of laughing and/or crying. PBA episodes typically occur out of proportion or incongruent to the underlying emotional state.

Studies to support the effectiveness of NUEDEXTA were performed in patients with amyotrophic lateral sclerosis (ALS) and multiple sclerosis (MS). NUEDEXTA has not been shown to be safe and effective in other types of emotional lability that can commonly occur, for example, in Alzheimer’s disease and other dementias.

NUEDEXTA and certain other medicines can interact, causing serious side effects. If you take certain drugs or have certain heart problems, NUEDEXTA may not be right for you.

NUEDEXTA causes dose-dependent QTc prolongation. When initiating NUEDEXTA in patients at risk for QT prolongation and torsades de pointes, electrocardiographic (ECG) evaluation should be conducted at baseline and 3-4 hours after the first dose.

The most common adverse reactions are diarrhea, dizziness, cough, vomiting, asthenia, peripheral edema, urinary tract infection, influenza, increased gamma-glutamyltransferase, and flatulence. NUEDEXTA may cause dizziness.

These are not all the risks from use of NUEDEXTA. Please refer to full Prescribing Information at www.NUEDEXTA.com.

About Avanir Pharmaceuticals, Inc.

Avanir Pharmaceuticals, Inc. is a biopharmaceutical company focused on bringing innovative medicines to patients with central nervous system disorders of high unmet medical need. As part of our commitment, we have extensively invested in our pipeline and are dedicated to advancing medicines that can substantially improve the lives of patients and their loved ones. For more information about Avanir, please visit www.avanir.com.

AVANIR® and NUEDEXTA® are trademarks or registered trademarks of Avanir Pharmaceuticals, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

©2013 Avanir Pharmaceuticals, Inc. All Rights Reserved.

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release, including statements regarding Avanir’s plans, potential opportunities, financial or other expectations, projections, goals objectives, milestones, strategies, market growth, timelines, legal matters, product pipeline, clinical studies, product development and the potential benefits of its commercialized products and products under development are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with Avanir’s operating performance and financial position, the market demand for and acceptance of Avanir’s products domestically and internationally, research, development and commercialization of new products domestically and internationally, obtaining additional indications, obtaining and maintaining regulatory approvals domestically and internationally, and other risks detailed from time to time in the Company’s most recent Annual Report on Form 10-K and other documents subsequently filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this press release.

Avanir Investor & Media Contact

Ian Clements, PhD

ir@avanir.com

+1 (949) 389-6700

Brewlife Media Contact

Nicole Foderaro

nfoderaro@brewlife.com

+1 (415) 946-1058

AVANIR PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2013	September 30, 2012
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$55,259,073	$69,778,406
Restricted cash and cash equivalents	965,986	652,913
Trade receivables, net	12,525,992	7,231,759
Inventories, net	710,179	415,475
Prepaid expenses and other current assets	2,382,410	2,434,590
Restricted short-term investment	—	401,550

Total current assets	71,843,640	80,914,693
Restricted long-term investments	1,303,938	1,302,136
Property and equipment, net	1,592,791	1,808,594
Non-current inventories, net	784,186	908,364
Other assets	554,452	1,078,009

TOTAL ASSETS	$76,079,007	$86,011,796

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued expenses and other liabilities	$25,560,756	$15,598,666
Current portion of note payble	7,942,945	2,162,263
Current portion of deferred royalty revenues	1,288,514	2,557,464

Total current liabilities	34,792,215	20,318,393
Accrued expenses and other liabilities, net of current portion	1,393,075	666,179
Note Payable	21,422,163	26,698,263
Deferred royalty revenues, net of current portion	—	1,491,854

Total liabilities	57,607,453	49,174,689

Total stockholders’ equity	18,471,554	36,837,107

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$76,079,007	$86,011,796

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2013	2012	2013	2012
REVENUES
Net product sales	$20,233,418	$12,393,358	$70,692,027	$37,074,567
Revenues from royalties	1,214,194	1,138,448	4,453,707	4,200,506
Revenue from research grant services	205,150	—	220,150	—

Total revenues	21,652,762	13,531,806	75,365,884	41,275,073

OPERATING EXPENSES
Cost of product sales	1,153,012	712,546	4,002,303	2,120,221
Cost of research grant services	68,943	—	147,431	—
Research and development	27,930,126	6,095,161	49,506,199	23,066,037
Selling and marketing	17,612,199	11,171,704	63,201,776	52,463,409
General and administrative	9,386,173	6,228,000	29,934,875	22,027,587

Total operating expenses	56,150,453	24,207,411	146,792,584	99,677,254

Loss from operations	(34,497,691)	(10,675,605)	(71,426,700)	(58,402,181)
OTHER INCOME (EXPENSE)
Interest income	7,335	12,752	51,914	42,815
Interest expense	(954,894)	(1,059,244)	(4,097,846)	(1,385,342)
Other, net	—	—	(31)	4,081

Loss before provision for income taxes	(35,445,250)	(11,722,097)	(75,472,663)	(59,740,627)
Provision for income taxes	3,200	3,200	3,200	3,200

Net loss and comprehensive loss	$(35,448,450)	$(11,725,297)	$(75,475,863)	$(59,743,827)

Basic and diluted net loss per share	$(0.24)	$(0.09)	$(0.53)	$(0.45)

Basic and diluted weighted average number of common shares outstanding	147,851,544	136,239,668	142,269,399	133,358,571

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2013	2012	2013	2012
REVENUES
Gross product sales	$27,666,348	$15,431,249	$91,205,182	$45,107,989
Less: discounts and allowances	7,432,930	3,037,891	20,513,155	8,033,422

Net product sales	20,233,418	12,393,358	70,692,027	37,074,567
Revenues from royalties	1,214,194	1,138,448	4,453,707	4,200,506
Revenue from research grant services	205,150	—	220,150	—

Total revenues	21,652,762	13,531,806	75,365,884	41,275,073

GTN%	26.9%	19.7%	22.5%	17.8%
OPERATING EXPENSES
Cost of product sales	1,153,012	712,546	4,002,303	2,120,221
Cost of research grant services	68,943	—	147,431	—
Research and development	27,930,126	6,095,161	49,506,199	23,066,037
Selling and marketing	17,612,199	11,171,704	63,201,776	52,463,409
General and administrative	9,386,173	6,228,000	29,934,875	22,027,587

Total operating expenses	56,150,453	24,207,411	146,792,584	99,677,254

Loss from operations	(34,497,691)	(10,675,605)	(71,426,700)	(58,402,181)
OTHER INCOME (EXPENSE)
Interest income	7,335	12,752	51,914	42,815
Interest expense	(954,894)	(1,059,244)	(4,097,846)	(1,385,342)
Other, net	—	—	(31)	4,081

Net loss and comprehensive loss	$(35,445,250)	$(11,722,097)	$(75,472,663)	$(59,740,627)

Basic and diluted net loss per share	$(0.24)	$(0.09)	$(0.53)	$(0.45)

Basic and diluted weighted average number of common shares outstanding	147,851,544	136,239,668	142,269,399	133,358,571

	Three Months Ended September 30,		Twelve Months Ended September 30,
Additional Information	2013	2012	2013	2012
Gross Profit - Nuedexta	19,080,406	11,680,812	66,689,724	34,954,346
Gross Margin - Nuedexta	94.3%	94.3%	94.3%	94.3%
GTN% Discount	26.9%	19.7%	22.5%	17.8%
Share-Based Comp	1,338,284	1,262,773	5,845,793	4,877,482
Cash Used in Operations	30,147,322	12,098,041	65,422,227	57,656,620